STATEMENT OF ADDITIONAL INFORMATION
                                                                     DEAN WITTER
JULY 28, 1995
                                                                   INTERNATIONAL
                                                                   SMALLCAP FUND
--------------------------------------------------


    Dean Witter International SmallCap Fund (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of small non-U.S. companies. (See "Investment Objective and Policies").


    A Prospectus for the Fund dated July 28, 1995, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
International SmallCap Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550


R

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          7

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         27

Portfolio Transactions and Brokerage...................................................         29

The Distributor........................................................................         30

Determination of Net Asset Value.......................................................         33

Shareholder Services...................................................................         34

Redemptions and Repurchases............................................................         38

Dividends, Distributions and Taxes.....................................................         41

Performance Information................................................................         42

Description of Shares..................................................................         43

Custodian and Transfer Agent...........................................................         44

Independent Accountants................................................................         44

Reports to Shareholders................................................................         44

Legal Counsel..........................................................................         44

Experts................................................................................         44

Registration Statement.................................................................         45

Financial Statements -- May 31, 1995...................................................         46

Report of Independent Accountants......................................................         64

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on April 21, 1994.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review of investments by the Fund's Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers".

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter Managed Assets Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies, for which TCW Funds Management, Inc. is the investment adviser:
TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Global Convertible Trust, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW North American Intermediate Income Trust, TCW/DW Term Trust 2001, TCW/DW Term Trust 2000 and TCW/ DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (1) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of the BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    The Investment Manager also serves as an investment adviser for Dean Witter World Wide Investment Fund, an investment company organized under the laws of Luxembourg, shares of which company may not be offered in the United States or purchased by American citizens outside of the United States.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to supervise the investment of the Fund's assets. The Investment Manager, through consultation with Morgan Grenfell Investment Services Ltd. (the "Sub-Advisor") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor pursuant to the Sub-Advisory Agreement (see below) or by the distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor or any corporate affiliate of the Investment Manager or Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the

Fund's   borrowings;  postage;  insurance  premiums  on  property  or  personnel
(including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit) and all other costs of the Fund's operations properly payable by the Fund.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligation thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.25% to the daily net assets of the Fund. The Fund accrued total compensation to the Investment Manager of $977,193 during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995.

    Pursuant to  a Sub-Advisory  Agreement between  the Investment  Manager  and
Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to international small-cap issuers and to manage the Fund's portfolio subject to the supervision of the Investment Manager. On occasion, the Sub-Advisor will also provide the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Asia, Australia and New Zealand.

    Morgan Grenfell Investment Services Limited ("MGIS") was organized as a British corporation in 1972 and manages, as of March 31, 1995, assets of approximately $10.4 billion for U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London based Morgan Grenfell Asset Management Limited which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838 Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is managing, as of March 31, 1995, approximately $51.7 billion worldwide.

    Both the Investment Manager and the Sub-Advisor have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Advisor may be furnished by directors, officers and employees of the Investment Manager and the Sub-Advisor. In connection with the services rendered by the Sub-Advisor, the Sub-Advisor bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Advisor, as described above.

    As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Advisor, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement. The Fund accrued total compensation to the Sub-Advisor of $390,877 during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995.

    Pursuant to the Management Agreement and the Sub-Advisory Agreement, total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses of the Fund are effectively subject to such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows: If, in any fiscal year, the total operating expenses of a fund, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Investment Manager will reimburse such fund for the amount of such excess. Pursuant to the Sub-Advisory Agreement, if any such reimbursement is made by the Investment Manager, the Investment Manager will, in turn, be reimbursed for 40% of such payment by the Sub-Advisor. The reimbursement, if any, will be calculated daily and credited on a monthly basis. The Fund's expenses did not exceed the limitation set forth above during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995.

    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund will reimburse the Investment Manager for such expenses in accordance with the terms of the Underwriting Agreement between the Fund and Distributors. The Fund is deferring and amortizing the organizational expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement and the Sub-Advisory Agreement (the "Agreements") were initially approved by the Trustees on May 10, 1994 and by InterCapital as the then sole shareholder on June 2, 1994. The Agreements may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager and/or Sub-Advisor. The Agreements will automatically terminate in the event of their assignment (as defined in the Act).

    Under its terms, the Agreements will continue in effect until April 30, 1996, and from year to year thereafter, provided continuance of the Agreements is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 77 Dean Witter Funds and the 13 TCW/DW Funds are shown below:

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Jack F. Bennett (71) .................................  Retired;  Director or  Trustee of  the Dean  Witter Funds;
Trustee                                                 formerly Senior  Vice  President  and  Director  of  Exxon
c/o Gordon Altman Butowsky Weitzen Shalov & Wein        Corporation  (1975-January, 1989)  and Under  Secretary of
Counsel to the Independent Trustees                     the  U.S.  Treasury  for  Monetary  Affairs   (1974-1975);
114 West 47th Street                                    Director  of  Philips Electronics  N.V.,  Tandem Computers
New York, New York                                      Inc. and Massachusetts Mutual  Insurance Co.; director  or
                                                        trustee    of   various    not-for-profit   and   business
                                                        organizations.
Michael Bozic (54) ...................................  Private Investor; Director or  Trustee of the Dean  Witter
Trustee                                                 Funds;  formerly President and  Chief Executive Officer of
c/o Gordon Altman Butowsky Weitzen                      Hills  Department  Stores  (since  May,  1991);   formerly
Shalov & Wein                                           Chairman    and   Chief    Executive   Officer   (January,
Counsel to the Independent Trustees                     1987-August,  1990)  and  President  and  Chief  Operating
114 West 47th Street                                    Officer   (August,  1990-February,  1991)   of  the  Sears
New York, New York                                      Merchandise Group of Sears,  Roebuck and Co.; Director  of
                                                        Eaglemark  Financial  Services,  Inc.,  the  United  Negro
                                                        College Fund, Weirten  Steel Corporation  and Domain  Inc.
                                                        (home decor retailer).
Charles A. Fiumefreddo* (62) .........................  Chairman,   Chief  Executive   Officer  and   Director  of
Chairman of the Board,                                  InterCapital,  Distributors  and   DWSC;  Executive   Vice
President and Chief Executive                           President  and  Director  of  DWR;  Chairman,  Director or
Officer and Trustee                                     Trustee, President and Chief Executive Officer of the Dean
Two World Trade Center                                  Witter  Funds;  Chairman,  Chief  Executive  Officer   and
New York, New York                                      Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter  Trust Company ("DWTC"); Director and/or officer of
                                                        various  DWDC   subsidiaries;  formerly   Executive   Vice
                                                        President and Director of DWDC (until February, 1993).
Edwin J. Garn (62) ...................................  Director  or Trustee  of the  Dean Witter  Funds; formerly
Trustee                                                 United States Senator  (R-Utah) (1974-1992) and  Chairman,
c/o Huntsman Chemical Corporation                       Senate  Banking Committee  (1980-1986); formerly  Mayor of
2000 Eagle Gate Tower                                   Salt Lake  City,  Utah  (1972-1974);  formerly  Astronaut,
Salt Lake City, Utah                                    Space   Shuttle  Discovery   (April  12-19,   1985);  Vice
                                                        Chairman, Huntsman  Chemical Corporation  (since  January,
                                                        1993); Member of the board of various civic and charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire (70) ...................................  Chairman  of  the  Audit  Committee  and  Chairman  of the
Trustee                                                 Committee of  the Independent  Directors or  Trustees  and
Two World Trade Center                                  Director  or Trustee of the  Dean Witter Funds; Trustee of
New York, New York                                      the TCW/DW Funds; formerly  President, Council for Aid  to
                                                        Education  (1978-1989)  and Chairman  and  Chief Executive
                                                        Officer  of  Anchor  Corporation,  an  Investment  Adviser
                                                        (1964-1978);  Director of  Washington National Corporation
                                                        (insurance).
Dr. Manuel H. Johnson (46) ...........................  Senior  Partner,  Johnson  Smick  International,  Inc.,  a
Trustee                                                 consulting  firm  (since  June, 1985);  Koch  Professor of
c/o Johnson Smick International, Inc.                   International Economics  and Director  of the  Center  for
1133 Connecticut Avenue, N.W.                           Global  Market Studies  at George  Mason University (since
Washington, DC                                          September, 1990); Co-Chairman and  a founder of the  Group
                                                        of   Seven  Council   (G7C),  an   international  economic
                                                        commission (since September, 1990); Director or Trustee of the Dean  Witter  Funds;  Trustee  of  the  TCW/DW  Funds;
                                                        Director   of  NASDAQ  (since  June,  1995);  Director  of
                                                        Greenwich Capital Markets, Inc. (broker-dealer);  formerly
                                                        Vice  Chairman of  the Board  of Governors  of the Federal
                                                        Reserve System (February, 1986-August, 1990) and Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).
Paul Kolton (71) .....................................  Director or Trustee of the Dean Witter Funds; Chairman  of
Trustee                                                 the  Audit Committee and Chairman  of the Committee of the
c/o Gordon Altman Butowsky Weitzen Shalov & Wein        Independent Trustees  and  Trustee of  the  TCW/DW  Funds;
Counsel to the Independent Trustees                     formerly  Chairman of  the Financial  Accounting Standards
114 West 47th Street                                    Advisory Council and Chairman and Chief Executive  Officer
New York, New York                                      of  the American Stock Exchange; Director of UCC Investors
                                                        Holding Inc. (Uniroyal Chemical Company Inc.); director or trustee of various not-for-profit organizations.
Michael E. Nugent (59) ...............................  General  Partner,   Triumph  Capital,   L.P.,  a   private
Trustee                                                 investment  partnership (since  April, 1988);  Director or
c/o Triumph Capital, L.P.                               Trustee of the  Dean Witter Funds;  Trustee of the  TCW/DW
237 Park Avenue                                         Funds;  formerly Vice President, Bankers Trust Company and
New York, New York                                      BT Capital  Corporation (1984-1988);  Director of  various business organizations.
Philip J. Purcell* (51) ..............................  Chairman  of the  Board of  Directors and  Chief Executive
Trustee                                                 Officer of  DWDC,  DWR  and Novus  Credit  Services  Inc.;
Two World Trade Center                                  Director  of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee  of  the  Dean Witter  Funds;  Director  and/or
                                                        officer of various DWDC subsidiaries.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder (64) ...............................  Executive  Vice President and  Chief Investment Officer of
Trustee                                                 the Home Insurance Company (since August, 1991);  Director
c/o The Home Insurance Company                          or  Trustee of the Dean Witter Funds; Director of Citizens
59 Maiden Lane                                          Utilities Company; formerly Chairman and Chief  Investment
New York, New York                                      Officer  of Axe-Houghton  Management and  the Axe-Houghton
                                                        Funds (April,  1983-June,  1991) and  President  of  USF&G
                                                        Financial Services, Inc. (June 1990-June, 1991).
Sheldon Curtis (63) ..................................  Senior  Vice President,  Secretary and  General Counsel of
Vice President, Secretary                               InterCapital and  DWSC; Senior  Vice President,  Assistant
 and General Counsel                                    Secretary  and Assistant General  Counsel of Distributors;
Two World Trade Center                                  Senior Vice  President and  Secretary of  DWTC;  Assistant
New York, New York                                      Secretary of DWR and Vice President, Secretary and General
                                                        Counsel of the Dean Witter Funds and the TCW/DW Funds.
Thomas F. Caloia (49) ................................  First  Vice  President  (since  May,  1991)  and Assistant
Treasurer                                               Treasurer (since  January,  1993) of  InterCapital;  First
Two World Trade Center                                  Vice  President and Assistant Treasurer of DWSC; Treasurer
New York, New York                                      of the Dean Witter Funds and the TCW/DW Funds;  previously
                                                        Vice President of InterCapital.

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, David A. Hughey, Executive Vice President and Chief Administrative Officer of InterCapital, DWSC and Distributors and President and Director of DWTC, Edmund C. Puckhaber, Executive Vice President of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Joseph J. McAlinden, Senior Vice President of InterCapital are Vice Presidents of the Fund; and Barry Fink and Marilyn K. Cranney, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, are Assistant Secretaries of the Fund.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

    As mentioned above under the caption "The Fund and its Management," the Fund is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As of the date of this Statement of Additional Information, there are a total of 77 Dean Witter Funds, comprised of 117 portfolios. As of May 31, 1995, the Dean Witter Funds had total net assets of approximately $64.9 billion and more than five million shareholders.

    The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Trustees.

    Eight Trustees, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. Five of the eight Independent Trustees are also Independent Trustees of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 13 TCW/DW Funds. Two of the Funds' Trustees, that is, the management Trustees, are affiliated with InterCapital.

    As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

    The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

    The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Trustees effectively control the selection of other Independent Trustees of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

    While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

    The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Trustees and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    During the calendar year ended December 31, 1994, the three Committees held a combined total of eleven meetings. The Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Board room of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

DUTIES OF CHAIRMAN OF COMMITTEES

    The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER
FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund will pay each Independent Trustee an annual fee of $1,200 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund will pay the Chairman of the Audit Committee an annual fee of $1,000 and will pay the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company will not receive any compensation or expense reimbursement from the Fund. The Fund commenced operations on July 29, 1994.

    At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1994, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                         FUND COMPENSATION (ESTIMATED)

                                                                                             AGGREGATE
                                                                                           COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                                FROM THE FUND
----------------------------------------------------------------------------------------  ---------------
Jack F. Bennett.........................................................................     $   1,950
Michael Bozic...........................................................................         1,950
Edwin J. Garn...........................................................................         1,950
John R. Haire...........................................................................         4,900*
Dr. Manuel H. Johnson...................................................................         1,950
Paul Kolton.............................................................................         1,950
Michael E. Nugent.......................................................................         1,950
John L. Schroeder.......................................................................         1,950

------------
* Of Mr. Haire's compensation from the Fund, $3,400 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,000).

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                       FOR SERVICE AS        TOTAL CASH
                                  FOR SERVICE                            CHAIRMAN OF        COMPENSATION
                                AS DIRECTOR OR      FOR SERVICE AS      COMMITTEES OF     FOR SERVICES TO
                                  TRUSTEE AND        TRUSTEE AND         INDEPENDENT       73 DEAN WITTER
                               COMMITTEE MEMBER    COMMITTEE MEMBER      DIRECTORS/            FUNDS
                               OF 73 DEAN WITTER     OF 13 TCW/DW       TRUSTEES AND           AND 13
NAME OF INDEPENDENT TRUSTEE          FUNDS              FUNDS         AUDIT COMMITTEES      TCW/DW FUNDS
-----------------------------  -----------------   ----------------   -----------------   ----------------
Jack F. Bennett..............  $        125,761          --                  --           $       125,761
Michael Bozic................            82,637          --                  --                    82,637
Edwin J. Garn................           125,711          --                  --                   125,711
John R. Haire................           101,061    $        66,950    $        225,563**          393,574
Dr. Manuel H. Johnson........           122,461             60,750           --                   183,211
Paul Kolton..................           128,961             51,850              34,200***         215,011
Michael E. Nugent............           115,761             52,650           --                   168,411
John L. Schroeder............            85,938          --                  --                    85,938

------------
**    For the 73 Dean Witter Funds.
***   For the 13 TCW/DW Funds.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has no intention of lending any of its portfolio securities during its fiscal year ending May 31, 1995.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value will be adversely affected by the purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under the SEC's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Fund may also purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currency) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term debt obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin", with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade
Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment  Manager  has  substantial  experience  in  the  use  of  the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or
(b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund, (i) may borrow from a bank for temporary or emergency purposes and (ii) may engage in reverse repurchase agreements and dollar rolls, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. The Fund paid $656,630 in brokerage commissions during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995.

    The Investment Manager and the Sub-Advisor currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and the Sub-Advisor rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and the Sub-Advisor believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the

Sub-Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager and the Sub-Advisor from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or the Sub-Advisor and thereby reduce their expenses, it is of indeterminable value and the fees paid to the Investment Manager and the Sub-Advisor are not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and/or affiliated broker-dealers of the Sub-Advisor, i.e.; Morgan Grenfell Asia and Partners Securities Pte. Limited and Morgan Grenfell Asia Securities (Hong Kong Limited). In order for these broker-dealers to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR and affiliates of the Sub-Advisor are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. The Fund paid affiliated broker-dealers of the Sub-Advisor $815 (0.12% of its brokerage commissions) during the fiscal period ended May 31, 1995 to effect transactions totalling $163,912 (0.10% of all transactions) on which brokerage commissions were paid.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on May 10, 1994, a Distribution Agreement (the "Distribution Agreement") appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement continues until April 30, 1995, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 20, 1995, the Trustees of the Fund, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1996.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it received approximately $240,661 in contingent deferred sales charges during the fiscal period ended May 31, 1994.

    The Distributor has informed the Fund that an amount of the fees payable by the Fund each year pursuant to the Plan of Distribution equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payments made by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

    The Plan was adopted by a vote of the Trustees of the Fund on May 10, 1994, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as sole shareholder of the Fund, approved the Plan on June 2, 1994, whereupon the Plan went into effect.

    Under its terms, the Plan continued in effect until April 30, 1995 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. At their meeting held on April 20, 1995, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Plan until April 30, 1996. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.

    Pursuant to the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued $781,755 payable to the Distributor, under the Plan, for the fiscal period July 29, 1994 through May 31, 1995. This is an accrual at an annual rate of 1.0% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) under the Plan. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $781,755 accrued under the Plan for the fiscal period ended May 31, 1995 to the Distributor. The Distributor estimates it has spent, pursuant to the Plan, $6,910,604 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 12.58% ($869,303)--advertising and promotional expenses; (ii) 1.75% ($120,812)--printing of prospectuses for distribution to other than current stockholders; and (iii) 85.67% ($5,920,489)--other expenses, including the gross sales credit and the carrying charges of which 3.61% ($214,014) represents carrying charges, 38.46% ($2,276,884) represents commission credits to DWR branch offices for payments of commissions to account executives and 57.93% ($3,429,591) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of the Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of Mutual Fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales.

    At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's transfer agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the charge, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a Dean Witter Fund other than Dean Witter International Small-Cap Fund. Such investment will be made as described above for automatic investment in shares in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. Shareholders of Dean Witter International SmallCap Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as an agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for Federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written nomination to the Transfer Agent. In addition, the party and/or the address to which the checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter International Small-Cap Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean

Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and five Dean Witter Funds which are money market funds (the foregoing ten non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter

Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone instructions. Accordingly, in such an event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred  sales  charges  (see  below).  If  shares  are  held  in  a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificates, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptance to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be a means of a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services -- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services -- Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401K of the Internal Revenue Code.

    In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. Any portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of: (i) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship, or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement
Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability, and (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate of self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA. For the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. All waivers will be granted only following receipt by the Distributor of confirmation of the investor's entitlement.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                     CONTINGENT DEFERRED
                    YEAR SINCE                          SALES CHARGE
                     PURCHASE                        AS A PERCENTAGE OF
                   PAYMENT MADE                        AMOUNT REDEEMED
--------------------------------------------------  ---------------------
First.............................................                   5.0%
Second............................................                   4.0%
Third.............................................                   3.0%
Fourth............................................                   2.0%
Fifth.............................................                   2.0%
Sixth.............................................                   1.0%
Seventh and thereafter............................                  None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described above.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund held by the shareholder at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    The Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, each shareholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes such shareholder's proportionate share of the Fund's undistributed net capital gain. In addition, each shareholder would be entitled to credit such shareholder's proportionate share of the tax paid by the Fund against federal income tax liabilities, to claim refunds to the extent that the credit exceeds such liabilities, and to increase the basis of his shares held for federal income tax purposes by an amount equal to 65% of such shareholder's proportionate share of the undistributed net capital gain.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291- 8 which establishes a mark-to-market regime which allows investment companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The total return of the Fund for the period July 29, 1994 (commencement of the Fund's operations) through May 31, 1995 was -18.87%.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based upon this calculation, the average annual total return of the Fund for the period ended May 31, 1995 was -14.60%.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's total aggregate total return to date (expressed as a decimal and without taking into account the effect of applicable CDSC) and multiplying by 10,000, $50,000 or $100,000 as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have declined to $8,540, $42,700 and $85,400, respectively at May 31, 1995.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by InterCapital as the sole shareholder of the Fund. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, N.A., One Chase Plaza, New York, New York 10005, is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $102,191,229)............................  $ 93,095,931
Cash (including $345,148 in foreign currency)...............       448,016
Receivable for:
    Shares of beneficial interest sold......................       430,353
    Dividends...............................................       200,408
    Foreign withholding taxes reclaimed.....................        40,314
    Investments sold........................................        25,765
Deferred organizational expenses............................       143,412
Prepaid expenses and other assets...........................        64,158
                                                              ------------

     TOTAL ASSETS...........................................    94,448,357
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................       243,592
    Investment management fee...............................       106,689
    Plan of distribution fee................................        85,351
    Shares of beneficial interest repurchased...............        24,913
Accrued expenses and other payables.........................       258,533
                                                              ------------

     TOTAL LIABILITIES......................................       719,078
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   108,269,985
Net unrealized depreciation.................................    (9,093,543)
Net investment loss.........................................      (259,957)
Net realized loss...........................................    (5,187,206)
                                                              ------------

     NET ASSETS.............................................  $ 93,729,279
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  10,980,289 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $8.54
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 29, 1994* THROUGH MAY 31, 1995

NET INVESTMENT INCOME:
INCOME
Dividends (net of $131,578 foreign withholding tax).........  $    946,711
Interest....................................................       444,779
                                                              ------------

     TOTAL INCOME...........................................     1,391,490
                                                              ------------
EXPENSES
Investment management fee...................................       977,193
Plan of distribution fee....................................       781,755
Transfer agent fees and expenses............................       169,490
Custodian fees..............................................       126,814
Professional fees...........................................        85,892
Registration fees...........................................        39,722
Shareholder reports and notices.............................        39,521
Organizational expenses.....................................        28,876
Trustees' fees and expenses.................................        18,010
Other.......................................................         3,413
                                                              ------------

     TOTAL EXPENSES.........................................     2,270,686
                                                              ------------

     NET INVESTMENT LOSS....................................      (879,196)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments.............................................    (3,952,364)
    Foreign exchange transactions...........................    (1,310,064)
                                                              ------------

     TOTAL LOSS.............................................    (5,262,428)
                                                              ------------
Net unrealized appreciation (depreciation) on:
    Investments.............................................    (9,095,298)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................         1,755
                                                              ------------

    TOTAL DEPRECIATION......................................    (9,093,543)
                                                              ------------

     NET LOSS...............................................   (14,355,971)
                                                              ------------

NET DECREASE................................................  $(15,235,167)
                                                              ------------
                                                              ------------

---------------------
 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD
                                                                       JULY 29, 1994*
                                                                    THROUGH MAY 31, 1995
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $       (879,196)
Net realized loss...........................................        (5,262,428)
Net unrealized depreciation.................................        (9,093,543)
                                                                 -------------

     NET DECREASE...........................................       (15,235,167)
Net increase from transactions in shares of beneficial
  interest..................................................       108,864,446
                                                                 -------------

     TOTAL INCREASE.........................................        93,629,279

NET ASSETS:
Beginning of period.........................................           100,000
                                                                 -------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSS OF $259,957).............  $     93,729,279
                                                                 -------------
                                                                 -------------

---------------------
 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter International SmallCap Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on April 21, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager"). The Fund commenced operations on July 29, 1994.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York Stock Exchange, American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995, CONTINUED

dividend date except certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily and includes amortization of discounts of certain short-term securities.

C. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995, CONTINUED

currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $172,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the Fund on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays its Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 1.25% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered by the Distributor, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995, CONTINUED

The Distributor has informed the Fund that for the period ended May 31, 1995, it received approximately $241,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended May 31, 1995 aggregated $133,894,661 and $35,083,015, respectively.

For the period ended May 31, 1995, the Fund incurred $815 in brokerage commissions with affiliates of Morgan Grenfell Investment Services Limited for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $21,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE PERIOD
                                                                          JULY 29, 1994*
                                                                       THROUGH MAY 31, 1995
                                                                   ----------------------------
                                                                     SHARES          AMOUNT
                                                                   -----------   --------------
Sold.............................................................   12,935,998   $  126,064,242
Repurchased......................................................   (1,965,709)     (17,199,796)
                                                                   -----------   --------------
Net increase.....................................................   10,970,289   $  108,864,446
                                                                   -----------   --------------
                                                                   -----------   --------------

---------------------
*    Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $3,935,000 and $1,232,000, respectively during fiscal 1995. As of May 31, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss. To reflect reclassifications

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1995, CONTINUED

arising from permanent book/tax differences for the period ended May 31, 1995, paid-in-capital was charged $694,461, net realized loss was credited $75,222 and net investment loss was credited $619,239.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Additionally, as a hedge against adverse foreign currency and market risk, the Fund may purchase and write options on foreign currency ("derivative instruments").

At May 31, 1995, there were no outstanding forward contracts other than those used to facilitate settlement of foreign currency denominated portfolio transactions.

Derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------

                   COMMON AND PREFERRED STOCKS (91.8%)

                   ARGENTINA (0.6%)
                   AUTOMOTIVE
 $        40,000   Ciadea S.A.*....................  $      208,041
                                                     --------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         115,000   Nobleza Piccardo S.A............         346,219
                                                     --------------

                   TOTAL ARGENTINA.................         554,260
                                                     --------------

                   AUSTRALIA (1.1%)
                   BUILDING & CONSTRUCTION
         700,000   Macmahon Holdings Ltd...........         210,798
                                                     --------------
                   MANUFACTURING
         230,000   Pacific BBA Ltd.................         445,257
                                                     --------------
                   METALS & MINING
         350,000   QCT Resources Ltd...............         341,292
                                                     --------------

                   TOTAL AUSTRALIA.................         997,347
                                                     --------------
                   AUSTRIA (0.6%)
                   CONSUMER PRODUCTS
           6,495   Wolford AG......................         333,512
                                                     --------------
                   ELECTRONIC COMPONENTS
           1,600   Austria Mikro Systeme
                   International AG................         209,585
                                                     --------------

                   TOTAL AUSTRIA...................         543,097
                                                     --------------
                   BELGIUM (0.4%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           4,050   Quick Restaurants S.A...........         353,278
                                                     --------------
                   DENMARK (0.2%)
                   MANUFACTURING
           2,494   Oticon Holding AS...............         193,392
                                                     --------------
                   FINLAND (0.7%)
                   TELECOMMUNICATIONS
          11,390   Benefon Oy......................         410,071
                                                     --------------
                   TRANSPORTATION
          31,000   Finnair Oy......................         228,941
                                                     --------------
                   TOTAL FINLAND...................         639,012
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------

                   FRANCE (5.1%)
                   AUTO PARTS
           4,000   Bertr Faure.....................  $      169,338
           3,199   MGI Coutier.....................         303,100
           3,983   Sylea...........................         411,910
                                                     --------------
                                                            884,348
                                                     --------------
                   CONSUMER PRODUCTS
           3,000   Hermes International............         410,039
                                                     --------------
                   FINANCIAL SERVICES
           1,250   But S.A. .......................         260,306
           2,534   Union Financiere de Banque
                   S.A. ...........................         257,461
                                                     --------------
                                                            517,767
                                                     --------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
             944   Brioche Pasquier S.A. ..........         107,521
                                                     --------------
                   INSURANCE
           4,500   Cardif S.A. ....................         598,730
                                                     --------------
                   MACHINERY & MACHINE TOOLS
           2,666   Sidel S.A. .....................         785,746
                                                     --------------
                   OFFICE EQUIPMENT
           2,669   Airfeu S.A. ....................         130,262
           4,850   Guilbert S.A. ..................         482,018
                                                     --------------
                                                            612,280
                                                     --------------
                   PUBLISHING
           1,430   Filipacchi Medias...............         206,983
                                                     --------------
                   RETAIL - SPECIALTY
           4,600   Grand Optical Photoservice......         394,114
                                                     --------------
                   TEXTILES
           2,650   Deveaux S.A. ...................         309,314
                                                     --------------

                   TOTAL FRANCE....................       4,826,842
                                                     --------------

                   GERMANY (4.8%)
                   BUILDING MATERIALS
             807   Sto AG (Preferred)..............         530,959
                                                     --------------
                   DISTRIBUTION
             550   Hach AG (Preferred).............         243,191
                                                     --------------
                   INSURANCE BROKERS
             445   Marschollek, Lautenschlaeger &
                   Partner AG......................         278,617
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   MACHINERY & MACHINE TOOLS
           1,898   Doerries Scharmann AG...........  $      190,673
           1,000   Jungheinrich AG (Preferred).....         219,314
                                                     --------------
                                                            409,987
                                                     --------------
                   MULTI-INDUSTRY
             595   Hugo Boss AG (Preferred)........         437,778
                                                     --------------
                   PHOTOGRAPHY
             815   Cewe Color Holding AG...........         288,291
                                                     --------------
                   RETAIL - SPECIALTY
          12,500   Fielmann AG (Preferred).........         526,176
           1,240   Moebel Walther AG...............         617,588
                                                     --------------
                                                          1,143,764
                                                     --------------
                   TEXTILES
           1,190   Adolf Ahlers AG.................         294,659
           2,850   Stoehr & Co. AG.................         468,783
                                                     --------------
                                                            763,442
                                                     --------------
                   TEXTILES - APPAREL MANUFACTURERS
           1,909   Puma AG (Preferred)*............         455,134
                                                     --------------

                   TOTAL GERMANY...................       4,551,163
                                                     --------------

                   HONG KONG (1.4%)
                   AEROSPACE & DEFENSE
          40,000   Hong Kong Aircraft Engineering
                   Co. Ltd.........................         103,943
                                                     --------------
                   ELECTRONICS & ELECTRICAL
          77,000   ASM Pacific Technology..........          60,724
         650,000   Gold Peak Industries............         277,311
                                                     --------------
                                                            338,035
                                                     --------------
                   HOTELS/MOTELS
         200,000   Grand Hotel Holdings Ltd.
                   (Series A)......................          71,752
       1,050,000   Regal Hotels International......         219,910
                                                     --------------
                                                            291,662
                                                     --------------
                   MACHINERY & MACHINE TOOLS
         300,000   Chen Hsong Holdings.............         187,136
                                                     --------------
                   MULTI-INDUSTRY
         372,000   TVE Holdings Ltd................         144,279
                                                     --------------
                   TEXTILES
         150,000   Winsor Industrial Corp. Ltd.....         201,681
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   TRANSPORTATION
          50,000   Kowloon Motor Bus Co. Ltd.......  $       94,699
                                                     --------------

                   TOTAL HONG KONG.................       1,361,435
                                                     --------------

                   INDONESIA (0.9%)
                   CHEMICALS
          60,000   PT Aneka Kimia Raya.............         154,987
                                                     --------------
                   DISTRIBUTION
         100,000   PT Wicaksana Overseas
                   International*..................         269,542
                                                     --------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         142,000   PT Fast Food Indonesia..........         153,100
                                                     --------------
                   MACHINERY & MACHINE TOOLS
          80,000   PT United Tractors..............         160,826
                                                     --------------
                   PHARMACEUTICALS
          50,000   PT Enseval Putera Megatrading...         123,539
                                                     --------------

                   TOTAL INDONESIA.................         861,994
                                                     --------------

                   ITALY (1.7%)
                   ELECTRONICS & ELECTRICAL
          76,000   Gewiss SpA......................         663,087
                                                     --------------
                   FINANCIAL SERVICES
          16,800   Banca Popolare Di Bergamo.......         217,303
                                                     --------------
                   MACHINERY & MACHINE TOOLS
           7,500   Industria Macchine Automatic....          28,371
                                                     --------------
                   MANUFACTURING
          10,802   Industrie Natuzzi SpA (ADR).....         365,918
          30,000   Saes Getters Di Risp (ADR)......         179,561
           9,000   Saes Getters SpA................         121,080
                                                     --------------
                                                            666,559
                                                     --------------

                   TOTAL ITALY.....................       1,575,320
                                                     --------------

                   JAPAN (39.3%)
                   AUTO RELATED
          40,000   Mitsuba Electric Mfg. Co........         388,442
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   BUILDING & CONSTRUCTION
          25,000   C-Cube Corp.....................  $      174,977
          30,000   Fuji PS Corp....................         508,054
          20,500   Higashi Nihon House.............         388,442
          10,000   Hosoda Corp.....................         107,178
          40,000   Ichiken Co., Ltd................         427,760
          30,000   Kaneshita Construction..........         401,469
          18,000   Sankyo Frontier Co., Ltd........         490,290
          40,000   Takada Kiko.....................         483,184
          35,000   Tohoku Misawa Homes Co..........         382,580
                                                     --------------
                                                          3,363,934
                                                     --------------
                   BUILDING MATERIALS
          10,000   Maezawa Kaisei Industries.......         493,842
                                                     --------------
                   BUSINESS SERVICES
          25,000   Chuo Warehouse..................         334,557
          14,400   Nippon Kanzai...................         428,044
          10,000   Takashimaya Kosakusho...........          65,135
          40,000   Tanseisha.......................         454,287
                                                     --------------
                                                          1,282,023
                                                     --------------
                   CHEMICALS
          13,000   SK Kaken Co., Ltd...............         441,852
                                                     --------------
                   COMPUTER SERVICES
          20,000   Enix Corp.......................         620,559
          25,000   Meitec Corp.....................         316,793
                                                     --------------
                                                            937,352
                                                     --------------
                   COMPUTERS
          10,000   I-O Data Device, Inc............         460,682
                                                     --------------
                   COMPUTERS - SYSTEMS
          25,000   Daiwabo Information Systems
                   Co..............................         532,923
          22,000   Japan Digital Laboratory........         461,156
          11,000   TKC Corp........................         283,989
                                                     --------------
                                                          1,278,068
                                                     --------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          30,000   Aiwa Co.........................         710,564
          25,000   Mitsui High-Tec.................         500,355
          40,000   Mitsumi Electric Co. Ltd........         658,456
          20,000   Nihon Dempa Kogyo...............         601,611
          18,000   Nitto Electric Works............         245,144
                                                     --------------
                                                          2,716,130
                                                     --------------
                   ENGINEERING & CONSTRUCTION
          20,900   Meiden Engineering Co...........         264,839
                                                     --------------
                   ENTERTAINMENT
          10,000   H.I.S. Co. Ltd..................         450,024
                                                     --------------
                   FINANCIAL SERVICES
          12,000   Nichiei Co., Ltd. (Kyoto).......         753,198
          10,000   Nissin Co., Ltd.................         639,507

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
           7,000   Sanyo Shinpan Finance Co.,
                   Ltd.............................  $      547,134
                                                     --------------
                                                          1,939,839
                                                     --------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           9,000   Plenus Co., Ltd.................         457,248
          30,000   Sanyo Coca Cola Bottling........         476,078
          30,000   Stamina Foods...................         333,965
          20,000   Steak Miya Co., Ltd.............         246,329
          16,500   Yonkyu Co., Ltd.................         381,040
             400   Yoshinoya D & C Co., Ltd........         540,028
          20,100   Yukiguni Maitake Co., Ltd.......         395,144
                                                     --------------
                                                          2,829,832
                                                     --------------
                   HEALTH & PERSONAL CARE
          22,000   Hitachi Medical Corp............         304,832
          30,000   Kawasumi Laboratories, Inc......         387,257
                                                     --------------
                                                            692,089
                                                     --------------
                   HOUSEHOLD FURNISHINGS & APPLIANCES
          14,000   Beltecno Corp...................         281,857
          25,000   Noritz Corp.....................         518,119
                                                     --------------
                                                            799,976
                                                     --------------
                   MACHINERY & MACHINE TOOLS
          45,000   Aichi Corp......................         456,182
          45,000   Comson Corp.....................         470,038
          20,000   Fuji Machine Manufacturing
                   Co..............................         594,505
          85,000   Nippon Thompson Co..............         533,515
          13,000   Sankyo Engineering..............         352,558
          33,000   Sansei Yusoki Co., Ltd..........         322,418
          60,000   Sintokogio......................         481,052
                                                     --------------
                                                          3,210,268
                                                     --------------
                   MANUFACTURING
          25,000   Bridgestone Metalpha Corp.......         355,282
          50,000   Itoki Crebio Corp...............         479,631
          30,000   Nichiha Corp....................         639,507
                                                     --------------
                                                          1,474,420
                                                     --------------
                   MISCELLANEOUS
          10,000   Maruco Co., Ltd.................         657,271
          22,000   Misumi Corp.....................         630,507
          11,000   Y.A.C. Company, Ltd.............         241,000
          11,000   Yagi Corp.......................         195,405
                                                     --------------
                                                          1,724,183
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   MULTI-INDUSTRY
          27,000   Trusco Nakayama Corp............  $      645,902
          30,000   Yamae Hisano....................         408,574
                                                     --------------
                                                          1,054,476
                                                     --------------
                   PHARMACEUTICALS
          22,000   Santen Pharmaceutical Co........         534,107
          15,000   Seikagaku Corp..................         621,743
           7,700   Towa Pharmaceutical Co., Ltd....         379,346
                                                     --------------
                                                          1,535,196
                                                     --------------
                   REAL ESTATE
          20,000   Chubu Sekiwa Real Estate,
                   Ltd.............................         225,012
          24,000   Fuso Lexel, Inc.................         198,958
          30,000   Kansai Sekiwa Real Estate.......         401,468
          50,000   Sekiwa Real Estate..............         467,788
                                                     --------------
                                                          1,293,226
                                                     --------------
                   RETAIL
          25,000   Arcland Sakamoto................         423,378
          15,600   Belluna Co., Ltd................         362,103
           5,000   Fast Retailing Co., Ltd.........         393,771
          18,700   Home Wide Corp..................         210,165
          25,000   Izumi Co., Ltd..................         615,822
          56,000   Juntendo........................         364,756
          11,700   Kahma Co., Ltd..................         243,865
          33,000   Kuroganeya Co...................         468,972
          27,000   Ministop Co., Ltd...............         601,137
          18,000   Nissen Co., Ltd.................         569,161
          20,000   Shimachu Co., Ltd...............         542,397
          10,000   Sumiya Co., Ltd.................         144,481
           3,000   Sundrug Co., Ltd................         119,730
          10,000   Tsutsumi Jewelry Co., Ltd.......         435,812
          21,000   Xebio Co. Ltd...................         651,587
                                                     --------------
                                                          6,147,137
                                                     --------------
                   RETAIL - DRUG STORES
          12,000   Seijo Corp......................         457,603
                                                     --------------
                   TELECOMMUNICATIONS
          25,000   Uniden Corp.....................         438,181
                                                     --------------
                   TRANSPORTATION
          10,000   Kanto Seino Transportation......         396,731
                                                     --------------
                   WHOLESALE DISTRIBUTOR
          21,000   Catena..........................         261,132
          30,000   Wakita & Co.....................         465,419
                                                     --------------
                                                            726,551
                                                     --------------

                   TOTAL JAPAN.....................      36,796,896
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------

                   MALAYSIA (2.2%)
                   AUTOMOTIVE
          30,000   Cycle & Carriage Bintang
                   Berhad..........................  $      127,789
                                                     --------------
                   BANKS - COMMERCIAL
         100,000   Hock Hua Bank Berhad............         344,828
                                                     --------------
                   BUILDING & CONSTRUCTION
          60,000   Muhibbah Engineering Berhad.....         243,408
          40,000   Road Builder Berhad.............         130,629
                                                     --------------
                                                            374,037
                                                     --------------
                   BUILDING MATERIALS
          30,000   CI Holdings Berhad..............         115,619
                                                     --------------
                   FINANCIAL SERVICES
          73,333   Arab Malaysian Finance Berhad...         254,360
          50,000   Public Finance Berhad...........         127,789
                                                     --------------
                                                            382,149
                                                     --------------
                   INSURANCE
         105,000   Malaysia Assurance..............         372,718
                                                     --------------
                   MANUFACTURING
          40,000   George Kent Berhad..............          76,268
                                                     --------------
                   REAL ESTATE
          30,000   IOI Properties Berhad...........         104,665
         160,000   Tan & Tan Development Berhad....         186,288
                                                     --------------
                                                            290,953
                                                     --------------

                   TOTAL MALAYSIA..................       2,084,361
                                                     --------------

                   MEXICO (1.3%)
                   BANKS - COMMERCIAL
          25,000   Grupo Financiero GBM Atlantico
                   S.A. (GDS)*.....................          43,750
                                                     --------------
                   ENERGY TECHNOLOGY & EQUIPMENT
          90,000   Tubos de Acero de Mexico
                   (ADR)*..........................         438,750
                                                     --------------
                   INDUSTRIALS
          25,000   Grupo Industrial Saltillo S.A.
                   de C.V. (Series A)..............         296,191
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   TRANSPORTATION
          60,000   Transportacion Maritima Mexicana
                   S.A. de C.V. (ADR)..............  $      405,000
                                                     --------------

                   TOTAL MEXICO....................       1,183,691
                                                     --------------

                   NETHERLANDS (1.9%)
                   BUILDING MATERIALS
           6,600   Koninklijke Sphinx..............         233,211
                                                     --------------
                   BUSINESS SERVICES
           3,600   Randstad Holdings NV............         223,464
                                                     --------------
                   ELECTRONICS & ELECTRICAL
           1,469   Otra NV.........................         291,571
                                                     --------------
                   OFFICE EQUIPMENT
           6,307   Samas-Groep NV..................         263,124
                                                     --------------
                   PHARMACEUTICALS
           9,540   OPG Apotheker Coop UA...........         253,274
                                                     --------------
                   PUBLISHING
             400   Verenigde Nederlandse
                   Uitgevbedri Verigd Bezit........          47,510
                                                     --------------
                   TRANSPORTATION
          16,500   IHC Caland NV...................         441,182
                                                     --------------
                   TOTAL NETHERLANDS...............       1,753,336
                                                     --------------
                   NEW ZEALAND (0.6%)
                   CHEMICALS
         150,000   Fernz Corp. Ltd.................         567,720
                                                     --------------
                   NORWAY (2.7%)
                   ENERGY TECHNOLOGY & EQUIPMENT
          66,000   Tomra Systems AS................         252,269
                                                     --------------
                   MISCELLANEOUS
           7,300   Multisoft AS....................         130,212
          28,000   Sagatex.........................         423,634
                                                     --------------
                                                            553,846
                                                     --------------
                   OIL RELATED
          50,000   Transocean Drilling AS..........         585,284
                                                     --------------
                   RETAIL - SPECIALTY
          31,010   System Etikettering AS..........         543,255
                                                     --------------
                   TRANSPORTATION
          12,900   Storli AS.......................         254,754
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   TRANSPORTATION - SHIPPING
          38,325   Awilco AS (Series B)............  $      366,221
                                                     --------------

                   TOTAL NORWAY....................       2,555,629
                                                     --------------

                   PHILIPPINES (0.3%)
                   CONGLOMERATES
          93,079   First Philippine Holdings Corp.
                   (B Shares)......................         268,010
                                                     --------------

                   SINGAPORE (1.1%)
                   BUILDING MATERIALS
          60,000   Ssang Yong Cement Ltd...........         176,052
                                                     --------------
                   COMPUTER SERVICES
         467,000   Flextech Holdings Ltd...........         184,718
                                                     --------------
                   ENGINEERING & CONSTRUCTION
          40,000   Jurong Engineering, Ltd.........         230,133
                                                     --------------
                   HOUSEHOLD FURNISHINGS & APPLIANCES
         120,000   Courts Ltd......................         183,818
                                                     --------------
                   SHIPBUILDING
         100,000   Singapore Technologies
                   Shipbuilding & Engineering
                   Ltd.............................         241,640
                                                     --------------

                   TOTAL SINGAPORE.................       1,016,361
                                                     --------------

                   SPAIN (1.8%)
                   BUILDING MATERIALS
          52,000   Energia e Indust Aragonesas.....         286,648
                                                     --------------
                   ELECTRONICS & ELECTRICAL
          11,150   Electricas Reunidas de Zaragoza
                   S.A.............................         234,473
                                                     --------------
                   FINANCIAL SERVICES
           5,000   Banco Pastor S.A................         242,140
                                                     --------------
                   PAPER & FOREST PRODUCTS
          12,900   Empresa Nacional de Celulosas
                   S.A.............................         334,483
                                                     --------------
                   RETAIL
          21,000   Cortefiel S.A...................         626,827
                                                     --------------

                   TOTAL SPAIN.....................       1,724,571
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------

                   SWEDEN (1.3%)
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          14,300   Kanthal Hoganas AB (Series B)...  $      230,724
                                                     --------------
                   MISCELLANEOUS
          45,568   Assa Abloy AB (Series B)........         208,467
          25,000   Kalmar Industries...............         350,602
                                                     --------------
                                                            559,069
                                                     --------------
                   PHARMACEUTICALS
          18,000   Elekta Instrument (Series B)....         446,048
                                                     --------------
                   TOTAL SWEDEN....................       1,235,841
                                                     --------------

                   SWITZERLAND (2.8%)
                   BUILDING MATERIALS
             181   Sarna Kunststoff Holding AG.....         229,743
                                                     --------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
           1,500   Swisslog Holding AG.............         450,257
                                                     --------------
                   HOUSEHOLD FURNISHINGS & APPLIANCES
           1,604   Fust SA AG......................         515,866
                                                     --------------
                   MACHINERY & MACHINE TOOLS
             172   Bossard Holding AG..............         287,650
                                                     --------------
                   MISCELLANEOUS
           1,745   Kardex AG.......................         478,902
             232   Phonak Holding AG (Series B)....         127,938
             173   Zehnder Holdings................         139,468
                                                     --------------
                                                            746,308
                                                     --------------
                   PUBLISHING
           1,700   Edipresse S.A...................         393,654
                                                     --------------
                   TOTAL SWITZERLAND...............       2,623,478
                                                     --------------

                   THAILAND (0.8%)
                   ELECTRONICS & ELECTRICAL
          30,000   KCE Electronics Co., Ltd........         111,269
                                                     --------------
                   HOUSEHOLD PRODUCTS
          40,000   Srithai Superware Co. Ltd.......         309,688
                                                     --------------
                   INDUSTRIALS
          30,000   Thai Glass Industries...........         133,766
                                                     --------------
                   MANUFACTURING
         150,000   Pan Asia Footwear Co............         127,685
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   PUBLISHING
          10,000   Matichon Newspaper Group........  $       50,668
                                                     --------------

                   TOTAL THAILAND..................         733,076
                                                     --------------

                   UNITED KINGDOM (18.2%)
                   ADVERTISING
         300,000   Shandwick PLC...................         178,650
                                                     --------------
                   AUTO PARTS - ORIGINAL EQUIPMENT
          20,000   Avon Rubber PLC.................         160,388
         167,000   BBA Group PLC...................         628,515
          33,500   Laird Group PLC.................         191,513
                                                     --------------
                                                            980,416
                                                     --------------
                   BUILDING & CONSTRUCTION
          75,000   Barratt Developments PLC........         229,863
         100,000   Havelock Europa PLC.............         338,244
                                                     --------------
                                                            568,107
                                                     --------------
                   BUILDING MATERIALS
         110,000   Hepworth PLC....................         532,774
         340,000   Ibstock PLC.....................         415,738
          65,000   Lilleshall PLC..................          92,898
         255,000   Rugby Group PLC.................         485,928
          60,000   SIG PLC.........................         238,200
                                                     --------------
                                                          1,765,538
                                                     --------------
                   CHEMICALS
          90,000   Albright & Wilson PLC...........         265,831
         130,000   Allied Colloids Group PLC.......         270,436
                                                     --------------
                                                            536,267
                                                     --------------
                   COMPUTER SERVICES
         170,000   ISA International PLC...........         278,059
                                                     --------------
                   CONTAINERS
         100,000   Parkside International PLC......         130,216
                                                     --------------
                   CONTAINERS - PAPER
          52,200   David S. Smith PLC..............         476,638
                                                     --------------
                   DISTRIBUTION
          23,000   Tibbett and Britten Group PLC...         191,751
                                                     --------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          56,000   Diploma PLC.....................         439,304
          50,000   Fairey Group PLC................         353,330
                                                     --------------
                                                            792,634
                                                     --------------
                   FINANCIAL SERVICES
          90,000   MAI PLC.........................         378,738
                                                     --------------
                   FOOD PROCESSING
          95,000   Devro International PLC.........         351,504
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          60,000   Boddington Group PLC............  $      263,926
          82,500   Dalgety PLC.....................         580,374
                                                     --------------
                                                            844,300
                                                     --------------
                   HEALTH & PERSONAL CARE
          35,000   Community Hospitals Group PLC...         135,615
                                                     --------------
                   HOTELS/MOTELS
         250,000   Stakis PLC......................         345,390
                                                     --------------
                   HOUSEHOLD FURNISHINGS & APPLIANCES
         245,000   MFI Furniture PLC...............         490,216
         188,400   Walker Greenbank PLC............         284,220
                                                     --------------
                                                            774,436
                                                     --------------
                   INDUSTRIALS
         120,000   Staveley Industries PLC.........         352,536
                                                     --------------
                   INSURANCE
          10,000   Domestic & General Group PLC....         222,320
                                                     --------------
                   MACHINERY & MACHINE TOOLS
          50,000   Crabtree Group PLC..............         285,840
         155,000   Metalrax Group PLC..............         285,522
          60,000   Spirax-Sarco Engineering PLC....         502,126
                                                     --------------
                                                          1,073,488
                                                     --------------
                   MANUFACTURING
          45,000   Bluebird Toys PLC...............         155,783
         150,000   Bunzl PLC.......................         471,636
          87,000   Glynwed International PLC.......         479,401
          50,000   Halma PLC.......................         165,152
          54,000   IMI PLC.........................         267,546
          83,000   Protean PLC.....................         309,739
                                                     --------------
                                                          1,849,257
                                                     --------------
                   MISCELLANEOUS
          80,000   Christies International PLC.....         204,534
                                                     --------------
                   OIL RELATED
          35,000   Charter PLC.....................         491,883
                                                     --------------
                   PHARMACEUTICALS
          18,000   Amersham International PLC......         256,684
                                                     --------------
                   PUBLISHING
          29,800   Daily Mail & General Trust......         556,038
                                                     --------------

    NUMBER OF
     SHARES                                              VALUE
-------------------------------------------------------------------
                   REAL ESTATE
          70,000   Bradford Property Trust PLC.....  $      197,865
          50,000   Capital Shopping Centers PLC....         170,710
          63,000   Great Portland Estates PLC......         186,082
          40,000   Helical Bar PLC.................         201,994
                                                     --------------
                                                            756,651
                                                     --------------
                   RESTAURANTS
         130,000   City Centre Restaurants PLC.....         179,603
          66,000   Compass Group PLC...............         366,828
                                                     --------------
                                                            546,431
                                                     --------------
                   RETAIL
         100,000   Goldsmiths Group................         230,260
          77,000   William Morrison Supermarkets
                   PLC.............................         173,632
                                                     --------------
                                                            403,892
                                                     --------------
                   RETAIL - SPECIALTY
          20,000   Cowie Group PLC.................          88,610
          20,000   Pendragon PLC...................          82,576
                                                     --------------
                                                            171,186
                                                     --------------
                   TELECOMMUNICATIONS
          42,500   Security Services PLC...........         593,912
                                                     --------------
                   TEXTILES
          57,500   Courtlaulds Textiles PLC........         454,724
                                                     --------------
                   TRANSPORTATION
          90,000   GRT Bus Group PLC...............         383,026
                                                     --------------

                   TOTAL UNITED KINGDOM............      17,044,821
                                                     --------------

                   TOTAL COMMON AND PREFERRED
                   STOCKS
                   (IDENTIFIED COST $94,927,829)...      86,044,931
                                                     --------------

    PRINCIPAL
    AMOUNT IN
    THOUSANDS                                            VALUE
-------------------------------------------------------------------

                   SHORT-TERM INVESTMENT (a) (6.7%)
                   U.S. GOVERNMENT AGENCY
US$        6,300   Federal Home Loan Mortgage Corp.
                   6.10% due 06/01/95 (Amortized
                   Cost $6,300,000)................       6,300,000
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1995, CONTINUED

    CURRENCY
     AMOUNT                EXPIRATION DATE/
  IN THOUSANDS              EXERCISE PRICE               VALUE
-------------------------------------------------------------------

                   PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (0.8%)
     Y 2,525,700   June 10, 1995/Y 84.19...........  $      603,000
      FRF 19,492   November 28, 1995/FRF 4.87......         148,000
                                                     --------------

                   TOTAL PURCHASED PUT OPTIONS ON
                   FOREIGN CURRENCY
                   (IDENTIFIED COST $963,400)......         751,000
                                                     --------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$102,191,229)(B).............       99.3 %  93,095,931

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES........        0.7       633,348
                                   -----   -----------

NET ASSETS...................      100.0 % $93,729,279
                                   -----   -----------
                                   -----   -----------

---------------------
ADR  American Depository Receipt.
GDS  Global Depository Shares.
 *   Non-income producing security.
(a) The U.S. Government agency was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $102,471,309; the aggregate gross unrealized appreciation is $5,293,352 and the aggregate gross unrealized depreciation is $14,668,730, resulting in net unrealized depreciation of $9,375,378.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 1995:

                                             UNREALIZED
CONTRACTS TO         IN          DELIVERY    APPRECIATION/
   DELIVER      EXCHANGE FOR       DATE      (DEPRECIATION)
--------------------------------------------------------
US$ 20,979        HKD  162,270    06/01/95       $--
US$ 30,292      ITL 48,891,227    06/02/95         (462)
US$ 28,301      ITL 46,500,000    06/08/95           70
                                                  -----
    Net unrealized depreciation...........       $ (392)
                                                  -----
                                                  -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
SUMMARY OF INVESTMENTS MAY 31, 1995

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
--------------------------------------------------------------------------------
Advertising...............................  $         178,650            0.2%
Aerospace & Defense.......................            103,943            0.1
Auto Parts................................            884,348            0.9
Auto Parts - Original Equipment...........            980,416            1.1
Auto Related..............................            388,442            0.4
Automotive................................            335,830            0.4
Banks - Commercial........................            388,578            0.4
Building & Construction...................          4,516,876            4.8
Building Materials........................          3,831,612            4.1
Business Services.........................          1,505,487            1.6
Chemicals.................................          1,700,826            1.8
Computer Services.........................          1,400,129            1.5
Computers.................................            460,682            0.5
Computers - Systems.......................          1,278,068            1.4
Conglomerates.............................            268,010            0.3
Consumer Products.........................            743,551            0.8
Containers................................            130,216            0.1
Containers - Paper........................            476,638            0.5
Distribution..............................            704,484            0.7
Electronic & Electrical Equipment.........          4,189,745            4.5
Electronic Components.....................            209,585            0.2
Electronics & Electrical..................          1,638,435            1.7
Energy Technology & Equipment.............            691,019            0.7
Engineering & Construction................            494,972            0.5
Entertainment.............................            450,024            0.5
Financial Services........................          3,677,936            3.9
Food Processing...........................            351,504            0.4
Food, Beverage, Tobacco & Household
  Products................................          4,634,250            4.9
Foreign Currency Put Options..............            751,000            0.8
Health & Personal Care....................            827,704            0.9
Hotels/Motels.............................            637,052            0.7
Household Furnishings & Appliances........          2,274,096            2.4
Household Products........................            309,688            0.3
Industrials...............................            782,493            0.8

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
--------------------------------------------------------------------------------
Insurance.................................  $       1,193,768            1.3%
Insurance Brokers.........................            278,617            0.3
Machinery & Machine Tools.................          6,143,472            6.6
Manufacturing.............................          4,832,838            5.2
Metals & Mining...........................            341,292            0.4
Miscellaneous.............................          3,787,940            4.0
Multi-Industry............................          1,636,533            1.7
Office Equipment..........................            875,404            0.9
Oil Related...............................          1,077,167            1.2
Paper & Forest Products...................            334,483            0.4
Pharmaceuticals...........................          2,614,741            2.8
Photography...............................            288,291            0.3
Publishing................................          1,254,853            1.3
Real Estate...............................          2,340,830            2.5
Restaurants...............................            546,431            0.6
Retail....................................          7,177,856            7.7
Retail - Drug Stores......................            457,603            0.5
Retail - Specialty........................          2,252,319            2.4
Shipbuilding..............................            241,640            0.3
Telecommunications........................          1,442,164            1.5
Textiles..................................          1,729,161            1.8
Textiles - Apparel Manufacturers..........            455,134            0.5
Transportation............................          2,204,333            2.4
Transportation - Shipping.................            366,221            0.4
U.S. Government Agency....................          6,300,000            6.7
Wholesale Distributor.....................            726,551            0.8
                                            -----------------            ---
                                            $      93,095,931           99.3%
                                            -----------------            ---
                                            -----------------            ---

                                                                  PERCENT OF
TYPE OF INVESTMENT                                VALUE           NET ASSETS
--------------------------------------------------------------------------------
Common Stocks.............................  $      83,632,379           89.2%
Foreign Currency Put Options..............            751,000            0.8
Preferred Stocks..........................          2,412,552            2.6
U.S. Government Agency....................          6,300,000            6.7
                                            -----------------            ---
                                            $      93,095,931           99.3%
                                            -----------------            ---
                                            -----------------            ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                          FOR THE PERIOD
                                          JULY 29, 1994*
                                             THROUGH
                                           MAY 31, 1995
--------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period....  $       10.00
                                                 ------

Net investment loss.....................          (0.08)

Net realized and unrealized loss........          (1.38)
                                                 ------

Total from investment operations........          (1.46)
                                                 ------

Net asset value, end of period..........  $        8.54
                                                 ------
                                                 ------

TOTAL INVESTMENT RETURN+................         (14.60)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................           2.90%(2)

Net investment loss.....................          (1.12)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................         $93,729

Portfolio turnover rate.................             41%(1)

---------------------
*    Commencement of operations.
+    Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERNATIONAL SMALLCAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter International SmallCap Fund (the "Fund") at May 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 1994 (commencement of operations) through May 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
NEW YORK, NEW YORK
JULY 13, 1995